UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  October 31, 2015

Date of reporting period:  October 31, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2015

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2015, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $20.63 per share.  Total return (including a $0.69156 per share dividend paid in December 2014) for the fiscal year ended October 31, 2015 was 1.28%.  This compares with a total return of 3.84% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 5.20% for the S&P 500® Index (“S&P 500”) for the same period.

Oil, gas and mining shares led the list of decliners in the portfolio during the fiscal year, as worldwide energy and commodity prices neared levels unseen since the financial crisis. Despite a substantial cash dividend, Kinder Morgan, Inc. produced a negative total return of just over 25%. Mining equipment maker Joy Global, Inc. skidded 63% after reducing sales and profit expectations several times during the year. Our relatively small position in Joy was sold in mid-September. Other losers in the energy group included BP plc and Loews Corp., which both fell more than 10%. On the plus side, smaller-cap technology and manufacturing names led the charge. Building products maker Headwaters, Inc. saw its shares jump 61% for the year, as the housing market continued to strengthen and both pricing and demand for recycled fly ash remained robust. Semiconductor firms Xilinx, Inc. and Texas Instruments, Inc. both returned more than 15% for the year. Finally, longtime holding Allergan, Inc. was sold to Irish drug maker Actavis plc in early March, resulting in a more than 30% gain. Actavis subsequently renamed itself “Allergan”, so it lives on in the portfolio.

Annualized total return for the three years ended October 31, 2015 was 11.86%, compared to 15.84% for the Wilshire 5000 Total Market Index and 16.20% for the S&P 500 Index.  Over the five year period ended October 31, 2015, the Fund’s annualized total return was 11.50%, while the Wilshire 5000’s annualized return was 13.83% and the S&P 500’s annualized return was 14.33%.  Over the ten year period ended October 31, 2015, the Fund’s annualized total return was 5.60%, while the Wilshire 5000’s annualized return was 8.06% and the S&P 500’s annualized return was 7.85%.  Since inception on December 31, 2001, the Fund has produced a total return of 7.46% annualized (170.71% cumulative), compared to 7.16% annualized (160.15% cumulative) for the Wilshire 5000 and 6.51% annualized (139.12% cumulative) for the S&P.  The annual gross operating expense ratio for the Fund is 1.45%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

As noted above, Fund performance for fiscal year 2015 again lagged the major indexes. This occurred as the “value” style of investing (which we espouse) trailed the “growth” style for the third consecutive fiscal year, and the seventh in the past eight. This outperformance by growth has averaged 4.25% per year since 2007, and 2012 was the only year in which growth failed to win out, as measured by the performance of the representative Center for Research in Security Prices Large Cap Domestic Indexes for each style.

Fort Pitt Capital Total Return Fund

We believe the fact that growth has outperformed value for nearly the entirety of the economic recovery speaks volumes about the mindset of investors, the tepid nature of the recovery and Federal Reserve policy. In a halting economy, investors clamored for companies able to produce steady and (seemingly) predictable earnings growth, with diminishing regard for the price paid for that growth. This phenomenon explains the steady winnings of stocks in the booming biotech, cloud-computing and social media spaces over the past several years, as well as the monster valuations awarded many private firms (so-called “Unicorns” – Uber USA, LLC, Airbnb, Inc., Snapchat, Inc., etc.) not yet available to the broader public.

This emphasis on growth has been further accentuated by central banks around the world (including the U.S. Federal Reserve) determined to drive interest rates as low as possible. The lower the interest rate within an economy, the higher the price investors have been willing to pay for a stream of expected future cash flows. Seven years of quantitative easing (“QE”) and zero interest rate policy (“ZIRP”) have driven a universal hunt for high “duration” assets – those with a promise of steady growth not only today, but compounded far into the future.

Value investing, by contrast, involves paying a reasonable price for the asset base and earnings stream existing today. The companies in our portfolio sport an average price/earnings ratio of 18X, well below that of the S&P 500 Index (23X). On a price/book multiple basis, our companies also sell for less – about 4 times book value, versus 8X for the S&P 500. Granted, the businesses we own are generally not growing as fast as the market averages, but should the broader economy accelerate enough to dampen the aforementioned growth premium, or cause central bankers to begin raising interest rates, the notion that growth is the only route to investment success could come into question.

In fact, recent U.S. hiring and wage statistics have been strong enough to encourage the U.S. Federal Reserve to begin pushing up short-term interest rates. Any increase would presumably reflect both a stronger economy and policymakers desire to get U.S. rates off the emergency zero level.  Should they occur, these events could mark a change in the psychology of “growth stocks at any cost”, and bring the basic math of investing back into play. Simply put, higher interest rates can make growth a lesser prize for investors. Such a confluence could put an end to the long-term trend of growth stock outperformance.

As we stated in last year’s letter, we can’t predict a change in the relative performance of value versus growth, and our approach to evaluating individual businesses and purchasing them at reasonable prices certainly has not changed. One thing that will change in the future, however, is our approach to cash and cash equivalents.

We’ve simply held too much cash in our portfolio. While it has helped dampen return volatility (particularly in the early years of the Fund), it has also been a drag on long-term results. Our prospectus states that the investment objective of the Fund is to realize the combination of long-term capital appreciation and income to produce maximum total return. It states further that the Fund has a long-term investment outlook. Presumably, investors in the Fund understand the fleeting risk of share price volatility. In our view, volatility is not a true risk for investors prepared to hold a diversified portfolio of businesses over the longer term, which we obviously are. Given this fact, we plan to gradually deploy more of our cash reserves into what we believe should be productive assets in coming months.

Fort Pitt Capital Total Return Fund

Finally, we wish to acknowledge the recent acquisition of Fort Pitt Capital Group, Inc. by Focus Financial Partners, LLC. The transaction closed on October 1, 2015.  Fund shareholders are currently voting on approval of Fort Pitt Capital Group, LLC as advisor to the Fund, with a special shareholder meeting scheduled for January 15, 2016.  Here at the “new” Fort Pitt, we’re proud to be part of the Focus family!

Thank you for your continued support of our Fund.

Charlie Smith
Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance. It is not possible to invest directly in an index.

The Center for Research in Security Prices (CRSP) is the recognized leading provider of research-quality, historical market data and returns. Founded in 1960 to develop the first definitive measurement of long-run market returns, CRSP has long been an integral part of the academic and commercial world of financial and economic research. Since its inception, CRSP has partnered with the investment industry to develop and maintain databases and market indexes that are widely used by academics and commercial practitioners.

CRSP classifies growth securities using the following factors: future long-term growth in earnings per share (EPS), future short-term growth in EPS, 3-year historical growth in EPS, 3-year historical growth in sales per share, current investment-to-assets ratio, and return on assets. CRSP classifies value securities using the following factors: book to price, forward earnings to price, historical earnings to price, dividend-to-price ratio and sales-to-price ratio.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Price/Earnings Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Price/Book Ratio is calculated by dividing the current price of the stock by the company’s book value per share.

Fort Pitt Capital Group is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of a Hypothetical $10,000 Investment at October 31, 2015
vs.
Wilshire 5000 Total Market Index & S&P 500® Index

	Average Annual Total Return[1]
				Since
				Inception
	One Year	Five Year	Ten Year	12/31/01
Fort Pitt Capital Total Return Fund	1.28%	11.50%	5.60%	7.46%
Wilshire 5000 Total Market Index	3.84%	13.83%	8.06%	7.16%
S&P 500® Index	5.20%	14.33%	7.85%	6.51%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

1  Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of over 5,000 U.S. stocks.

The S&P 500® Index is an unmanaged, capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/15 – 10/31/15).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2015 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/15	10/31/15	5/1/15 – 10/31/15
Actual	$1,000.00	$ 976.30	$6.18
Hypothetical	$1,000.00	$1,018.95	$6.31
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2015

COMMON STOCKS – 80.28%	Shares	Value

Apparel Manufacturing – 3.16%
VF Corp.	27,200	$1,836,544

Chemical Manufacturing – 4.12%
Allergan PLC*#	4,091	1,261,951
Pfizer, Inc.	23,964	810,462
Zoetis, Inc.	7,553	324,855
		2,397,268

Clothing and Clothing Accessories Stores – 2.50%
Urban Outfitters, Inc.*	50,800	1,452,880

Computer and Electronic Product Manufacturing – 9.94%
Halyard Health, Inc.*	1,806	53,602
SanDisk Corp.*	28,350	2,182,950
Texas Instruments, Inc.	35,100	1,990,872
Xilinx, Inc.	32,600	1,552,412
		5,779,836

Credit Intermediation and Related Activities – 5.21%
Bank of New York Mellon Corp.	16,300	678,895
F.N.B. Corp.	33,700	453,939
PNC Financial Services Group, Inc.	21,000	1,895,460
		3,028,294

Fabricated Metal Product Manufacturing – 1.80%
Parker-Hannifin Corp.	10,000	1,047,000

Insurance Carriers and Related Activities – 5.94%
Arthur J. Gallagher & Co.	35,100	1,534,923
Erie Indemnity Co. – Class A	6,800	594,728
Loews Corp.	36,350	1,325,321
		3,454,972

Machinery Manufacturing – 2.56%
General Electric Co.	25,700	743,244
II-VI, Inc.*	40,950	742,014
		1,485,258

Miscellaneous Manufacturing – 6.46%
Medtronic PLC#	27,100	2,003,232
Rockwell Automation, Inc.	16,050	1,752,018
		3,755,250

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2015

COMMON STOCKS – 80.28% (Continued)	Shares	Value

Nonmetallic Mineral Product Manufacturing – 2.99%
Headwaters, Inc.*	84,700	$1,740,585

Paper Manufacturing – 2.98%
Kimberly-Clark Corp.	14,450	1,729,809

Petroleum and Coal Products Manufacturing – 2.03%
BP PLC – ADR	33,000	1,178,100

Primary Metal Manufacturing – 1.29%
Matthews International Corp. – Class A	13,000	750,490

Professional, Scientific, and Technical Services – 4.73%
Amgen, Inc.	8,150	1,289,167
NetScout Systems, Inc.*	40,700	1,459,909
		2,749,076

Publishing Industries (except Internet) – 6.59%
CA, Inc.	56,900	1,576,699
Microsoft Corp.	42,800	2,252,992
		3,829,691

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 2.10%
The Charles Schwab Corp.	40,000	1,220,800

Telecommunications – 6.25%
AT&T, Inc.	55,000	1,843,050
Verizon Communications, Inc.	38,250	1,793,160
		3,636,210

Transportation Equipment Manufacturing – 7.07%
The Boeing Co.	15,000	2,221,050
Honeywell International, Inc.	18,300	1,890,024
		4,111,074

Utilities – 2.56%
Kinder Morgan, Inc.	54,400	1,487,840
TOTAL COMMON STOCKS
(Cost $29,484,098)		46,670,977

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2015

EXCHANGE-TRADED FUNDS – 1.27%	Shares	Value
iShares MSCI Japan ETF	60,000	$739,200

TOTAL EXCHANGE-TRADED FUNDS
(Cost $743,483)		739,200

SHORT-TERM INVESTMENTS – 14.83%
Money Market Funds – 9.68%
Goldman Sachs Financial Square Funds –
Prime Obligations Fund – Institutional Class, 0.08%†	2,814,348	2,814,348
Invesco STIC – Liquid Assets Portfolio –
Institutional Class, 0.16%†	2,814,348	2,814,348
		5,628,696
	Principal
	Amount
U.S. Treasury Bills – 5.15%
U.S. Treasury Bill, 0.295%, due 7/21/16+	$3,000,000	2,993,532

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,621,901)		8,622,228

Total Investments
(Cost $38,849,482) – 96.38%		56,032,405
Other Assets in Excess of Liabilities – 3.62%		2,102,597
NET ASSETS – 100.00%		$58,135,002

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at October 31, 2015.
+	Rate shown is the discount rate at October 31, 2015.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2015

ASSETS
Investments, at market value (cost $38,849,482)	$56,032,405
Cash	1,981,452
Receivable for Fund shares sold	102,000
Dividends and interest receivable	99,841
Prepaid expenses	7,175
Total assets	58,222,873

LIABILITIES
Due to advisor	37,276
Administration and fund accounting fees	11,205
Audit fees	19,200
Transfer agent fees and expenses	10,258
Legal fees	2,972
Custody fees	2,001
Shareholder reporting fees	2,704
Chief Compliance Officer fee	1,500
Accrued expenses	755
Total liabilities	87,871

NET ASSETS	$58,135,002

COMPONENTS OF NET ASSETS
Paid-in capital	$38,132,696
Undistributed net investment income	404,025
Accumulated undistributed net realized gain on investments	2,415,358
Net unrealized appreciation on investments	17,182,923
Total net assets	$58,135,002
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,818,164
Net Asset Value, Redemption Price and Offering Price Per Share+	$20.63

+	A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2015

INVESTMENT INCOME
Income
Dividends	$1,123,103
Interest	8,527
Total investment income	1,131,630
Expenses
Advisory fees (Note 4)	551,907
Administration and fund accounting fees (Note 4)	70,022
Transfer agent fees and expenses (Note 4)	65,869
Audit fees	19,200
Registration fees	16,859
Custody fees (Note 4)	11,992
Legal fees	10,706
Trustee fees	9,071
Chief Compliance Officer fees (Note 4)	9,000
Shareholder reporting	8,584
Other	5,516
Total expenses before fee waiver	778,726
Less: fee waiver from Advisor (Note 4)	(94,361)
Net expenses	684,365
Net investment income	447,265

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,415,395
Change in unrealized appreciation on investments	(2,060,336)
Net realized and unrealized gain on investments	355,059
Net increase in net assets resulting from operations	$802,324

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS
Net investment income	$447,265	$443,700
Net realized gain on investments	2,415,395	1,364,312
Change in unrealized appreciation on investments	(2,060,336)	3,789,383
Net increase in net assets resulting from operations	802,324	5,597,395

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(413,799)	(457,166)
Net realized gains	(1,364,325)	(813,672)
Total distributions	(1,778,124)	(1,270,838)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,721,857	3,083,668
Proceeds from shares issued in reinvestment of dividends	1,771,158	1,265,585
Cost of shares redeemed*	(3,692,605)	(3,171,698)
Net increase in net assets resulting
from capital share transactions	4,800,410	1,177,555

Total increase in net assets	3,824,610	5,504,112

NET ASSETS
Beginning of year	54,310,392	48,806,280

End of year	$58,135,002	$54,310,392

Undistributed net investment income	$404,025	$370,559

CHANGES IN SHARES OUTSTANDING
Shares sold	328,513	153,007
Shares issued in reinvestment of dividends	88,161	66,962
Shares redeemed	(175,882)	(159,129)
Net increase in Fund shares outstanding	240,792	60,840
Shares outstanding, beginning of year	2,577,372	2,516,532
Shares outstanding, end of year	2,818,164	2,577,372

*	Net of redemption fees of $3,098 and $1,443, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$21.07	$19.39	$15.88	$14.72	$13.18
Income from
investment operations:
Net investment income	0.16	0.17	0.20	0.21	0.16
Net realized and unrealized
gain on investments	0.09	2.01	3.53	1.12	1.52
Total from
investment operations	0.25	2.18	3.73	1.33	1.68
Less dividends:
Dividends from
net investment income	(0.16)	(0.18)	(0.22)	(0.17)	(0.14)
Dividends from
net realized gains	(0.53)	(0.32)	—	—	—
Total dividends	(0.69)	(0.50)	(0.22)	(0.17)	(0.14)
Redemption fees	0.00#	0.00#	0.00#	0.00#	0.00#
Net asset value, end of year	$20.63	$21.07	$19.39	$15.88	$14.72
Total return[1]	1.28%	11.58%	23.83%	9.18%	12.80%
Supplemental data and ratios:
Net assets, end of year	$58,135,002	$54,310,392	$48,806,280	$39,832,323	$35,792,857
Ratio of net expenses
to average net assets:
Before fee waivers	1.41%	1.43%	1.49%	1.53%	1.96%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.64%	0.67%	0.90%	1.07%	0.41%
After fee waivers	0.81%	0.86%	1.15%	1.36%	1.13%
Portfolio turnover rate	6%	12%	15%	4%	5%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2015

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended October 31, 2015, the Fund retained $3,098 in redemption fees.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. See Note 7 for information about the upcoming meeting of shareholders where shareholders of the Fund will be asked to approve a new investment advisory agreement resulting from the change in control of the advisor.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$7,704,066	$—	$—	$7,704,066
Information	7,465,901	—	—	7,465,901
Manufacturing	25,811,214	—	—	25,811,214
Professional, Scientific,
and Technical Services	2,749,076	—	—	2,749,076
Retail Trade	1,452,880	—	—	1,452,880
Utilities	1,487,840	—	—	1,487,840
Total Common Stocks	46,670,977	—	—	46,670,977
Exchange-Traded Funds	739,200	—	—	739,200
Short-Term Investments
Money Market Funds	5,628,696	—	—	5,628,696
U.S. Treasury Bills	—	2,993,532	—	2,993,532
Total Short-Term Investments	5,628,696	2,993,532	—	8,622,228
Total Investments	$53,038,873	$2,993,532	$—	$56,032,405

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2015, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended October 31, 2015.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2015, Fort Pitt Capital Group, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  For the year ended October 31, 2015, the Fund incurred $551,907 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2015, the Advisor reduced its fees in the amount of $94,361; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $302,867 at October 31, 2015. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2016	$108,439
2017	100,067
2018	94,361
$302,867

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended October 31, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$70,022
Transfer Agency (a)	20,198
Custody	11,992
Chief Compliance Officer	9,000
(a) Does not include out-of-pocket expenses and sub-ta fees

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$11,205
Transfer Agency (a)	3,373
Custody	2,001
Chief Compliance Officer	1,500
(a) Does not include out-of-pocket expenses and sub-ta fees

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,734,248 and $2,909,951, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary income	$ 418,890	$457,166
Long-term capital gains	1,359,234	813,672

As of October 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$38,849,494
Gross tax unrealized appreciation	18,027,035
Gross tax unrealized depreciation	(844,124)
Net tax unrealized appreciation	17,182,911
Undistributed ordinary income	413,653
Undistributed long-term capital gain	2,405,742
Total distributable earnings	2,819,395
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$20,002,306

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

NOTE 7 – SUBSEQUENT EVENT (Unaudited)

On October 1, 2015, Fort Pitt Capital Group, Inc. (“Old Fort Pitt”), the current investment advisor to the  Fort Pitt Capital Total Return Fund (the “Fund”), was acquired by Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth and asset management firms.  Based on the terms of the acquisition agreement, the owners of Old Fort Pitt will sell all of the assets and assign all of the contractual responsibilities of Old Fort Pitt to Fort Pitt Capital Group, LLC (“New Fort Pitt”), a newly-formed Delaware limited liability company and an indirect wholly-owned subsidiary of Focus, for consideration consisting of cash and equity in Focus.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Old Fort Pitt has announced that no changes are planned to the portfolio management team or investment approach for the Fund following the transaction.  The Fund’s daily operations and management activities are not expected to be affected in any way.

The Board of Trustees of Advisors Series Trust met in person September 17-18, 2015 and approved an interim advisory agreement and a new investment advisory agreement between New Fort Pitt and the Fund, on terms substantially identical to the existing investment advisory agreement with Old Fort Pitt.

Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders on January 15, 2016.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Fort Pitt Capital Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund, a series of shares of Advisor Series Trust (the “Trust”), as of October 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Pitt Capital Total Return Fund as of October 31, 2015 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2015

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on September 17-18, 2015, a majority of the Board of Trustees (the “Board”) (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), including a majority of the Independent Trustees, considered and approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Fort Pitt Capital Group, LLC (“Fort Pitt” or the “Advisor”) for the Fort Pitt Capital Total Return Fund (the “Fund”).  The Board noted that on October 1, 2015, Fort Pitt Capital Group, Inc. (the current investment adviser to the Fund) expected to sell all of its assets and assign all of its contractual responsibilities under the existing investment advisory agreement between Fort Pitt Capital Group, Inc. and the Trust (the “Prior Investment Advisory Agreement”) to Fort Pitt, a newly-formed Delaware limited liability company and an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), causing a change in control of the investment adviser (the “Transaction”).

The Board of Trustees considered that the New Investment Advisory Agreement is substantially identical to the Prior Investment Advisory Agreement, except for the effective date and termination provisions, and concluded that the terms and conditions of the New Investment Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  In so concluding, the Board took into account a number of factors, including the Advisor’s representations that the Transaction will not result in any change in the services provided by the Advisor to the Fund; there will be no change in the day-to-day management responsibilities of the Fund’s portfolio management teams or to the employees of the Advisor who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and the Transaction is not expected to result in any change in the day-to-day business operations of the Advisor.  The Board noted that Mr. Charles Smith is the portfolio manager responsible for the day-to-day management of the Fund, has managed the Fund since inception and will continue to manage the Fund under the New Investment Advisory Agreement.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the New Investment Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2015 on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was below its peer group median and peer group average for all relevant periods.  In reviewing performance the Board noted that while the Fund has experienced recent

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

underperformance, which has affected comparative performance over longer periods, the strategy had experienced strong performance in prior periods.  The Board also discussed with the Advisor the reasons for recent underperformance and the Advisor’s plans to improve performance.  The Board further considered that in periods of market declines, the Fund’s value style of investing has shown better performance than during market cycles that were more hospitable to growth investment styles.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting that the Fund outperformed the similarly managed composites for the one-year, three-year, five-year and since inception periods and underperformed for the ten-year period, and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the New Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Fund, the Board reviewed and compared the each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Advisor was agreeing to waive its advisory fee and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.24% for shares of the Fund (the “Expense Cap”).  The Board also considered that the Advisor has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the change in control of the Advisor.

The Board noted that the Fund’s total expense ratio was above the peer group median and peer group average.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fee received by the Advisor from the Fund during the most recent fiscal period was above the peer group median and peer group average.  The Board also noted that when the peer group was adjusted to only include funds with similar asset sizes, that the advisory fee remained higher but that the net expense ratio after waivers, although higher, was more closely aligned with the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Advisor to its separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Fund does not exceed the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund; noting that the Advisor does not utilize “soft dollars,” Rule 12b-1 fees, or shareholder servicing plan fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Advisor with respect to the New Investment Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it provides to the Fund.

The Board also considered that the Advisor was subject to a conflict of interest in making its recommendation. The Board took into account that as a result of the Transaction, the owners of Fort Pitt Capital Group, Inc. would receive significant payments and other compensation from Focus.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Fort Pitt Capital Total Return Fund

NOTICE TO SHAREHOLDERS at October 31, 2015 (Unaudited)

For the year ended October 31, 2015, the Fort Pitt Capital Total Return Fund designated $418,890 as ordinary income and $1,359,234 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2015, certain dividends paid by the Fort Pitt Capital Total Return Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fort Pitt Capital Total Return Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2015 was 100%.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees[1]
Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee[2]	Five Years[3]

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 69)		term	Delta Housing Corporation		Advisors
615 E. Michigan Street		since	(collegiate housing management)		Series
Milwaukee, WI 53202		March	(2012 to present); Trustee and		Trust
		2014.	Chair (2000 to 2012), New		(for series
			Covenant Mutual Funds		not
			(1999 to 2012); Director and		affiliated
			Board Member, Alpha		with the
			Gamma Delta Foundation		Fund);
			(philanthropic organization)		Independent
			(2005 to 2011).		Trustee
from 1999
to 2012,
New
Covenant
Mutual
Funds.

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee,
(age 79)		term	Consultant and former		Advisors
615 E. Michigan Street		since	Executive Vice President and		Series
Milwaukee, WI 53202		February	Chief Operating Officer of ICI		Trust
		1997.	Mutual Insurance Company		(for series
			(until January 1997).		not
affiliated
with the
Fund);
Trustee, The
Forward
Funds (26
portfolios).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee[2]	Five Years[3]

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee,
(age 81)		term	Hotchkis and Wiley Funds		Advisors
615 E. Michigan Street		since	(mutual funds) (1985 to 1993).		Series
Milwaukee, WI 53202		May			Trust (for
		2002.			series not
affiliated
with the
Fund);
Independent
Trustee
from 1999
to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee,
(age 76)		term	President, Federal Home Loan		Advisors
615 E. Michigan Street		since	Bank of San Francisco.		Series
Milwaukee, WI 53202		February			Trust (for
		1997.			series not
affiliated
with the
Fund).

Interested Trustee

Joe D. Redwine[4]	Interested	Indefinite	President, CEO, U.S. Bancorp	1	Trustee,
(age 68)	Trustee	term	Fund Services, LLC		Advisors
615 E. Michigan Street		since	(May 1991 to present).		Series
Milwaukee, WI 53202		September			Trust
		2008.			(for series
not
affiliated
with the
Fund).

Officers
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and Chief	term	(May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and Administration,
(age 48)	and	term	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Principal	since
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 44)	Treasurer	term	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 58)	President,	term	(February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 50)		term	Services, LLC (May 2006 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2015.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 28)	Secretary	term	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		since	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202		September	(September 2012 to July 2013); Legal Internship, Artisan
		2015.	Partners Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law School
(2009 to 2012).

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
As of October 31, 2015, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

3
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

4
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, Inc.
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2015 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the
SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling
1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$15,900	$15,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,300	$3,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  1/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  1/6/16

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  1/6/16

* Print the name and title of each signing officer under his or her signature.